UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 26, 2011

LEGG MASON, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 International Drive, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2011, the stockholders of Legg Mason, Inc. (the “Company”) approved an amendment to the Company’s Articles of Incorporation to provide for the phased-in declassification of the Company’s Board of Directors (“Board”) and the annual election of directors commencing with the 2014 annual meeting of stockholders.  The Articles of Incorporation, including the Articles of Amendment, as filed with the Maryland State Department of Assessments and Taxation on July 27, 2011, are attached hereto as Exhibit 3.1.

On July 26, 2011, the Board approved a corresponding amendment to the Company’s Bylaws.  The amendment was made to Article III, Section 2 of the Bylaws, entitled “Number, Tenure and Qualifications” and provides the following:

•

Until the 2014 annual meeting of stockholders, the Board shall continue to be classified and divided into three classes;

•

Each director who is serving as a director immediately following the 2011 annual meeting shall hold office until the expiration of the term for which he or she has previously been elected, and until his or her successor shall be duly elected and qualified, or until death, resignation or removal;

•

At the 2012 annual meeting, the successors of the class of directors whose terms expire at that meeting shall be elected for a two-year term expiring at the 2014 annual meeting;

•

At the 2013 annual meeting, the successors of the class of directors whose terms expire at that meeting shall be elected for a one-year term expiring at the 2014 annual meeting; and

•

Commencing with the 2014 annual meeting and at each annual meeting thereafter, all directors will be elected for terms expiring at the next annual meeting.

This summary does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.2 and are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

	Legg Mason’s annual meeting of stockholders was held on July 26, 2011. In the election of directors, the five director nominees were elected with the following votes:

	Votes Cast	For	Withhold	Non-Votes
Harold L. Adams	128,073,086	103,638,706	10,315,093	14,119,287
John T. Cahill	128,073,086	108,977,527	4,976,272	14,119,287
Mark R. Fetting	128,073,086	108,245,826	5,707,973	14,119,287
Margaret Milner Richardson	128,073,086	111,372,201	2,581,598	14,119,287
Kurt L. Schmoke	128,073,086	108,313,977	5,639,822	14,119,287

	The stockholders voted in favor of the Amendment and Re-approval of the Legg Mason, Inc. 1996 Equity Incentive Plan as follows:

Votes Cast		128,073,086
For		88,002,892
Against		25,622,111
Abstain		328,796
Non-Vote		14,119,287

	The stockholders voted in favor of the Amendment of the Legg Mason, Inc. Articles of Incorporation to provide for the annual election of directors as follows:

Votes Cast		128,073,086
For		127,056,848
Against		984,582
Abstain		31,656
Non-Vote		0

	The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as follows:

Votes Cast		128,073,086
For		93,702,483
Against		16,669,194
Abstain		3,582,122
Non-Vote		14,119,287

The stockholders recommended, on a non-binding advisory basis, that the Company conduct future stockholder advisory votes every year on the compensation of the Company’s named executive officers as follows:

Votes Cast		128,073,086
1 Year		102,745,206
2 Year		192,161
3 Year		7,395,511
Abstain		3,620,921
Non-Vote		14,119,287

In line with this recommendation, the Company has decided to include an advisory vote on executive compensation each year in its proxy statement until the next vote on frequency, which will occur no later than the Company’s annual meeting of stockholders in 2017.

The stockholders voted in favor of the ratification of the appointment of PriceWaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending March 31, 2012 as follows:

Votes Cast	128,073,086
For	126,746,674
Against	1,308,129
Abstain	18,283
Non-Vote	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Subject Matter
	3.1	Articles of Incorporation of Legg Mason, Inc., as amended.
	3.2	Amended and Restated Bylaws of Legg Mason, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: July 28, 2011	By:	/s/ Thomas P. Lemke
Thomas P. Lemke
Executive Vice President and General Counsel

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